EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement dated as of the date set forth on the signature page (“Agreement”) is by and between Tidelands Oil and Gas Corporation (the “Company”), and Impact International LLC (the “Holder”).

WHEREAS, the Holder was issued 39,890,180 shares of the Company’s common stock pursuant to that certain General Release, by and among various parties, including the Company and the Holder, dated of even date herewith (“Release Agreement”); and

WHEREAS, the Company desires to grant to the Holder certain registration rights in respect of the shares issued pursuant to the Release Agreement, as well as the 8,812,980 shares owned prior to such issuance (collectively, the 48,703,160 shares are referred to as the “Shares”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE
Registration Rights Agreement

SECTION 1.1        Registration Rights Available. The Company agrees to provide Holder with respect to the Shares and any other securities issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the “Securities”) rights to “piggyback” on a public offering of Company securities, subject to the provisions of this Agreement and excluding (i) any registration statement registering the Company’s common stock on Form S-4 or S-8 and (ii) any Shares that are not eligible to be resold pursuant to the registration statement filed by the Company (the piggyback registration rights hereunder being “Registration Right”).

SECTION 1.2         Piggyback Registration. With respect to Holder’s right to piggyback on a public offering of the Company securities pursuant to Section 1.1, the parties agree as follows:

(a) The amount of Securities that the Company is required to include on a registration statement filed pursuant to such Registration Right shall not exceed the number of shares of common stock, the issuance or resale of which the Company is registering in such registration statement, which share calculation shall exclude the Shares.

(b) Pursuant to Section 1.1, the Company will (i) promptly give to Holder written notice 15 days prior to the filing of any registration relating to a public offering of the Company securities; and (ii) include in such registration (and related qualification under blue sky laws or other compliance), and in the underwriting involved therein, all the Securities specified in Holder’s written request or requests, mailed in accordance with Section 3.8.

(c) The right of Holder to participate in registration pursuant to Section 1.1 shall be conditioned upon Holder’s participation in such offering, if such offering is a best efforts or firm commitment offering, and the inclusion of the Securities in the underwriting shall be limited to the extent provided herein. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit some or all of the Securities that may be included in the registration and underwriting as follows: the number of Securities that may be included in the registration and underwriting by Holder shall be determined by multiplying the number of shares of Securities of all selling shareholder of the Company which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Securities requested to be included in such registration and underwriting by Holder, and the denominator of which is the total number of Securities which all selling shareholder of the Company have requested to have included in such registration and underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of, time as the underwriters may require.

SECTION 1.3         Registration Procedure. With respect to the Registration Right, the following provisions shall apply:

(a) Holder shall be obligated to furnish to the Company and the underwriters (if any) such information regarding the Securities and the proposed manner of distribution of the Securities as the Company and the underwriters (if any) may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters (if any) in connection with such registration, qualification or compliance.

(b) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Securities Act of 1933, as amended) to the public without registration, the Company agrees to use its best lawful efforts to:

(i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements).

(c) The Company agrees that it will furnish to Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

(d) All expenses (except for the costs of any underwriting and selling discounts and commissions and legal fees for Holder’s attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

(e) The Registration Rights of this Agreement, subject to the terms and conditions hereof, shall be available to any subsequent holder of the Securities owned by Holder. Each subsequent holder entitled to the Registration Rights under this Agreement shall be bound by the terms and subject to the obligations of this Agreement as though it were an original signatory hereto.

SECTION 1.3.        OBLIGATIONS OF THE COMPANY. In connection with the Company's registration obligations hereunder, the Company shall, as expeditiously as practicable:

(a)           (i) furnish to each Holder copies of all documents filed with the United States Securities and Exchange Commission (“SEC”) prior to there being filed with the SEC, (ii) use commercially reasonable best efforts to cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Holder, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Holder of any stop order issued or threatened by the SEC and use best efforts to prevent the entry of such stop order or to remove it if entered.

(b)           (i) prepare and file with the SEC (electronically on EDGAR) such amendments and supplements, including post-effective amendments, to each registration statement filed pursuant to the this Agreement (the “Registration Statement”) and the prospectus used in connection therewith (the “Prospectus”) as may be necessary to comply with the Securities Act and to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements as necessary to register for resale under the Securities Act all of the shares registered (including naming any permitted transferees of shares registered as selling stockholder in such Registration Statement); (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Holder true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (other than correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all registered shares covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify the Holder as promptly as possible:

(i) when the SEC notifies the Company whether there will be a “review” of a Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the shares registered or the initiation of any proceedings for that purpose; (C ) of a pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of the shares registered; and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the shares registered for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.  If any of the events described in Section 1.3 (c)(ii)(A), 1.3 (c)(ii)(B), and 1.3 (c)(ii)(C) occur, the Company shall use best efforts to respond to and correct the event.

(d)           Notify the Holder and their counsel as promptly as possible of the happening of any event as a result of which the Prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will as promptly as possible prepare (and, when completed, give notice to each Holder) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such shares registered, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Holder will not offer or sell the shares registered pursuant to such Prospectus until the Company has notified the Holder that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Holder (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 1.3 (d).

(e)           Upon the occurrence of any event described in Section 1.3 (d) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(f)            Use best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the shares registered for sale in any jurisdiction.

(g)           Furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Holder as promptly as possible after the filing of such documents with the SEC.

(h)           As promptly as possible furnish to each selling Holder, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as each such selling Holder may reasonably request in order to facilitate the disposition of the registered shares covered by such Prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holder in connection with the offering and sale of the shares registered covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(i)           Use best efforts to register and qualify (or obtain an exemption from such registration and qualification) the shares registered under such other securities or blue sky laws of the states of residence of each Holder and such other jurisdictions as each Holder shall reasonably request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable each Holder to consummate the public sale or other disposition of registered shares in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process.

(j)           Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the shares registered to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Release Agreement and applicable law, of all restrictive legends, and to enable such registered shares to be in such denominations and registered in such names as such Holder may request.

(k)           Cooperate with any reasonable due diligence investigation undertaken by the Holder, any managing underwriter participating in any disposition pursuant to a Registration Statement, Holder' Counsel and any attorney, accountant or other agent retained by Holder or any managing underwriter, in connection with the sale of the shares registered, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to any Holder material, nonpublic information unless such Holder specifically requests and consents in advance in writing to receive such material, nonpublic information and, if requested by the Company, such Holder agrees in writing to treat such information as confidential.

(l)           Comply with all applicable rules and regulations of the SEC in all material respects.

ARTICLE TWO
Indemnification

SECTION 2.1         Indemnification by the Company. In the event of any registration of the Securities of the Company under the Securities Act, the Company agrees to indemnity and hold harmless Holder and each other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively, “Claims”), to which Holder or underwriter may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder’s Securities were registered under-the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Holder and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such underwriter and shall survive the transfer of the Securities by Holder.

SECTION 2.2         Indemnification by Holder. The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Shares sold by such Holder in the offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by Holder.

SECTION 2.3         Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnifying party, unless in such indemnified party reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.

SECTION 2.4         Indemnification Payments. The indemnification required by this Article shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. The indemnity and contribution agreements contained in this Article 2 are in addition to any other remedy that any indemnified party may have against any indemnifying party.

SECTION 2.5         If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Article 2, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Article 2. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company.

SECTION 2.6         If the indemnification provided for in this Article 2 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses then the indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the maximum aggregate liability of any Holder as set forth in Section 2.2, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

ARTICLE THREE
Miscellaneous

SECTION 3.1         Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Majority Purchasers (as defined in the Release Agreement) and shall be effective only to the extent specifically set forth in such writing.

SECTION 3.2          Term of the Agreement. This Agreement shall terminate with respect to Holder on the earlier to occur of (i) all of the Securities having been registered as provided in Article One or (ii) March 31, 2010.

SECTION 3.3          Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

SECTION 3.4          Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

SECTION 3.5          Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

SECTION 3.6           Remedies Cumulative. All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alterative.

SECTION 3.7           Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

SECTION 3.8            Notices. Any notices required or permitted to be sent hereunder shall be delivered pursuant to the terms of the Release Agreement.

SECTION 3.9            Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state.

SECTION 3.10          Final Agreement. This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

SECTION 3.11          Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

SECTION 3.12           Replacement.  This Agreement replaces in its entirety the registration rights agreement that was executed by the Company on March 25, 2008 in favor of Holder.

The parties hereto have executed this Agreement as of March 25, 2008.

COMPANY:

Tidelands Oil and Gas Corporation

By: /s/ James. B. Smith
Name: James B. Smith
Title:    President & Chief Executive Officer

HOLDER:

Impact International LLC

By: /s/ James C. Brewer III
Name: James C. Brewer III
Title:  Manager